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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


               Date of Report (Date of Earliest Event Reported)
                                 July 12, 2001


                        General Growth Properties, Inc.
            (Exact name of registrant as specified in its charter)



   Delaware                 1-11656                        42-1283895
   --------                 -------                        ----------
(State or other           (Commission                   (I.R.S. Employer
jurisdiction of           File Number)                   Identification
incorporation)                                               Number)



                 110 N. Wacker Drive, Chicago, Illinois 60606
             (Address of principal executive offices)  (Zip Code)

                                (312) 960-5000
                                --------------
             (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

     On July 12, 2001, General Growth Properties, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a), (b)  Not Applicable.

     (c)       Exhibits.

See Exhibit Index attached hereto and incorporated herein by reference.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENERAL GROWTH PROPERTIES, INC.

                              By: /s/ Bernard Freibaum
                                  --------------------
                                  Bernard Freibaum
                                  Executive Vice President and
                                  Chief Financial Officer
Date:  July 12, 2001



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                                 EXHIBIT INDEX


Exhibit                                                                  Page
Number         Name                                                      Number

99.1           Press release of General Growth Properties, Inc.
               dated July 12, 2001.

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